                           FORM OF MONTHLY STATEMENT

                 Green Tree Floorplan Receivables Master Trust
                                 Series 1996-2


Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1996-2 Supplement dated as of June 1, 1996 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of July 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

    (1) The total amount of the distribution in
    respect of Class A Certificates, per $1,000
    original certificate principal amount                                   4.81

    (2) The amount of the distribution set forth
    in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000
    original certificate principal amount                                   4.81

    (3) The amount of the distribution set forth in
    paragraph 1 above in respect of principal of the
    Class A Certificates,per $1,000 original certificate
    principal amount                                                        0.00

B)  Class A Investor Charge Offs and Reimbursement of
    Charge Offs

    (1) The amount of Class A Investor Charge Offs                          0.00

    (2) The amount of Class A Investor Charge Offs
    set forth in paragraph 1 above, per $1,000 original
    certificate principal amount                                            0.00

    (3) The total amount reimbursed in respect of
    Class A Investor Charge Offs                                            0.00
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    (4) The amount set forth in paragraph 3 above, per
    $1,000 original certificate principal amount                            0.00

    (5) The amount, if any, by which the outstanding
    principal balance of the Class A Certificates exceeds
    the Class A Invested Amount after giving effect to all
    transactions on such Distribution Date                                  0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

    (1) The total amount of the distribution in respect of
    Class B Certificates, per $1,000 original certificate
    principal amount                                                        4.99

    (2) The amount of the distribution set forth in
    paragraph 1 above in respect of interest on the
    Class B Certificates, per $1,000 original certificate
    principal amount                                                        4.99

    (3) The amount of the distribution set forth in
    paragraph 1 above in respect of principal of the
    Class B Certificates, per $1,000 original certificate
    principal amount                                                        0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

    (1) The amount of reductions in Class B Invested Amount
    pursuant to clauses (c), (d), and (e) of the
    definition of Class B Invested Amount                                   0.00

    (2) The amount of reductions in the Class B Invested
    Amount set forth in paragraph 1 above, per $1,000
    original certificate principal amount                                   0.00

    (3) The total amount reimbursed in respect of such
    reductions in the Class B Invested Amount                               0.00

    (4) The amount set forth in paragraph 3 above, per
    $1,000 original certificate principal amount                            0.00

    (5) The amount, if any, by which the outstanding
    principal balance of the Class B Certificates exceeds
    the Class B Invested Amount after giving effect to
    all transactions on such Distribution Date                              0.00


Green Tree Financial Corporation, as Servicer


BY: /s/ Phyllis A Knight
    -------------------------------
Name:  Phyllis A Knight
Title: Vice President and Treasurer
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RECEIVABLES--

Beginning of the Month Principal Receivables:                   1,035,895,975.87
Removed Principal Receivables:                                              0.00
Additional Principal Receivables:                                  78,085,274.40
End of the Month Principal Receivables:                           998,881,988.52
End of the Month Total Receivables:                             1,076,967,262.92


Excess Funding Account Balance                                               .00
Aggregate Invested Amount (all Master Trust Series)               998,000,000.00

End of the Month Transferor Amount                                 38,037,999.35

DELINQUENCIES AND LOSSES--

                                                 RECEIVABLES

End of the Month Delinquencies:
  30-60 Days Delinquent                                               576,234.88
  61-90 Days Delinquent                                                88,151.00
  90+ Days Delinquent                                                 650,852.05

  Total 30+ Days Delinquent                                         1,315,237.93

Defaulted Accounts During the Month                                         0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount                  478,800,000.00
Class B Initial Invested Amount                   21,500,000.00
Class C Initial Invested Amount                    8,100,000.00
Class D Initial Invested Amount                   29,600,000.00

INITIAL INVESTED AMOUNT                                           538,000,000.00

Class A Invested Amount                          478,800,000.00
Class B Invested Amount                           21,500,000.00
Class C Invested Amount                            8,100,000.00
Class D Invested Amount                           29,600,000.00

INVESTED AMOUNT                                                   538,000,000.00

Class A Adjusted Invested Amount                 478,800,000.00
Class B Adjusted Invested Amount                  21,500,000.00
Class C Invested Amount                            8,100,000.00
Class D Invested Amount                           32,668,161.57

ADJUSTED INVESTED AMOUNT                                          541,068,161.57


MONTHLY SERVICING FEE                                                 901,780.27

INVESTOR DEFAULT AMOUNT                                                63,852.12

SERIES 1996-2 INFORMATION

SERIES 1996-2 ALLOCATION PERCENTAGE                                       53.77%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                              4,874,942.15
SERIES 1996-2 UNREIMBURSED CHARGE-OFFS                                      0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                                     .00
SERIES 1996-2 MONTHLY FEES                                            901,780.27
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SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                     155,616,492.82
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                           21,642,726.46
FLOATING ALLOCATION PERCENTAGE                                            52.23%

INVESTOR FINANCE CHARGE COLLECTIONS                                 4,805,347.29
INVESTOR DEFAULT AMOUNT                                                      .00
PRINCIPAL ALLOCATION PERCENTAGE                                           52.23%
AVAILABLE PRINCIPAL COLLECTIONS                                   152,663,806.01

CLASS A FLOATING ALLOCATION                                               46.22%
CLASS A REQUIRED AMOUNT                                                     0.00

CLASS B FLOATING ALLOCATION                                                2.08%
CLASS B REQUIRED AMOUNT                                                     0.00

CLASS C FLOATING ALLOCATION                                                 .78%
CLASS D FLOATING ALLOCATION                                                3.15%

TOTAL EXCESS SPREAD                                                 2,387,870.65

YIELD AND BASE RATE--

Base Rate (Current Month)                         7.37%
Base Rate (Prior Month)                           7.37%
Base Rate (Two Months Ago)                        7.37%
THREE MONTH AVERAGE BASE RATE                                              7.37%
Series Adjusted Portfolio Yield (Current Month)  10.66%
Series Adjusted Portfolio Yield (Prior Month)    10.86%
Series Adjusted Portfolio Yield (Two Months ago) 10.58%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                     10.70%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              46.22%
  Class A Principal Collections          135,094,680.32

CLASS B PRINCIPAL PERCENTAGE                                               2.08%
  Class B Principal Collections            6,066,281.59

CLASS C PRINCIPAL PERCENTAGE                                                .78%
  Class C Principal Collections            2,285,436.32

CLASS D PRINCIPAL PERCENTAGE                                               3.15%
  Class D Principal Collections            9,217,407.78

AVAILABLE PRINCIPAL COLLECTIONS         152,663,806.01

REALLOCATED PRINCIPAL COLLECTIONS                                           0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                           0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                         0.00

ACCUMULATION--
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Controlled Accumulation Amount            0.00
Deficit Controlled Accumulation Amount    0.00
CONTROLLED DEPOSIT AMOUNT                                                   0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                           0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                    152,663,806.01

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00



Green Tree Financial Corporation, as Servicer


BY: /s/ Phyllis A Knight
    -------------------------------
Name:  Phyllis A Knight
Title: Vice President and Treasurer